EXHIBIT 3.a

                                   B Y L A W S

                                       OF

                              TECH-SYM CORPORATION


                                                       DATED:  APRIL 13, 1998
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                               TABLE OF CONTENTS
                                                                            PAGE
ARTICLE I        Offices....................................................  1
 Section   1.1   Business Office ...........................................  1
 Section   1.2   Principal Office ..........................................  1
 Section   1.3   Other Offices .............................................  1

ARTICLE II       Meetings of Stockholders...................................  1
 Section   2.1   Place of Meetings .........................................  1
 Section   2.2   Annual Meeting ............................................  2
 Section   2.3   Special Meetings ..........................................  3
 Section   2.4   Business to be Conducted ..................................  3
 Section   2.5   Notice of the Meetings ....................................  5
 Section   2.6   Voting Lists ..............................................  5
 Section   2.7   Quorum ....................................................  6
 Section   2.8   Organization ..............................................  6
 Section   2.9   Proxies....................................................  7
 Section   2.10  Voting of Shares ..........................................  8
 Section   2.11  Voting of Shares by Certain Holders .......................  8
 Section   2.12  Election of Directors ..................................... 10
 Section   2.13  Action Without Meeting .................................... 10
 Section   2.14  Determination of Record Date for Action by Written Consent. 10
 Section   2.15  Determination of Consent Date ............................. 11

ARTICLE III      Directors ................................................. 11
 Section   3.1   Number and Qualification .................................. 11
 Section   3.2   Election and Term of Office ............................... 11
 Section   3.3   Resignation ............................................... 13
 Section   3.4   Removal.................................................... 13
 Section   3.5   Vacancies ................................................. 14
 Section   3.6   General Powers ............................................ 14
 Section   3.7   Compensation .............................................. 14

ARTICLE IV       Meetings of the Board ..................................... 14
 Section   4.1   Place of Meetings ......................................... 14
 Section   4.2   Annual Meeting ............................................ 16
 Section   4.3   Regular Meetings .......................................... 15
 Section   4.4   Special Meetings .......................................... 15
 Section   4.5   Quorum and Action ......................................... 15
 Section   4.6   Presumption of Assent to Action............................ 16
 Section   4.7   Telephone Meetings ........................................ 17
 Section   4.8   Action Without Meeting .................................... 17

ARTICLE V        Committees of the Board.................................... 17
 Section   5.1   Membership and Authorities ................................ 17
 Section   5.2   Meetings and Notices ...................................... 18
 Section   5.3   Quorum and Action ......................................... 18
 Section   5.4   Minutes and Rules of Procedure ............................ 18
 Section   5.5   Vacancies ................................................. 19

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 Section   5.6   Telephone Meetings ........................................ 19
 Section   5.7   Action Without Meeting .................................... 19

ARTICLE VI       Officers................................................... 19
 Section   6.1   Number .................................................... 19
 Section   6.2   Election, Term of Office and Qualification ................ 20
 Section   6.3   Subordinate Officers ...................................... 20
 Section   6.4   Resignation ............................................... 20
 Section   6.5   Removal.................................................... 20
 Section   6.6   Vacancies ................................................. 21
 Section   6.7   The Chairman of the Board ................................. 21
 Section   6.8   The President ............................................. 21
 Section   6.9   The Vice Presidents ....................................... 22
 Section   6.10  The Secretary ............................................. 22
 Section   6.11  Assistant Secretaries ..................................... 22
 Section   6.12  The Treasurer ............................................. 23
 Section   6.13  Assistant Treasurers ...................................... 23
 Section   6.14  Controller ................................................ 23
 Section   6.15  Treasurer's Bond .......................................... 24
 Section   6.16  Salaries .................................................. 24

ARTICLE VII      Corporate Shares........................................... 24
 Section   7.1   Share Certificates ........................................ 24
 Section   7.2   Lost Certificates, etc .................................... 25
 Section   7.3   Transfer of Shares ........................................ 26
 Section   7.4   Ownership of Shares ....................................... 26
 Section   7.5   Closing of Transfer Books ................................. 27

ARTICLE VIII     Indemnification............................................ 27
 Section   8.1   Indemnification............................................ 27
 Section   8.2   Continuing Offer, Reliance, etc............................ 30
 Section   8.3   Effect of Amendment ....................................... 31

ARTICLE IX       General Provisions ........................................ 31
 Section   9.1   Waiver of Notice .......................................... 31
 Section   9.2   Seal ...................................................... 32
 Section   9.3   Fiscal Year ............................................... 32
 Section   9.4   Checks, Notes, etc ........................................ 32
 Section   9.5   Examination of Books and Records .......................... 32
 Section   9.6   Voting Upon Shares Held by the Company .................... 32

ARTICLE X        Amendments ................................................ 33
 Section  10.1   Amendments ................................................ 33

ARTICLE XI       Subject to All Laws ....................................... 33
 Section  11.1   Subject to All Laws ....................................... 33

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                              TECH-SYM CORPORATION
                                   B Y L A W S
                                    ARTICLE I
                                     OFFICES

            SECTION 1.1 PRINCIPAL BUSINESS OFFICE. The principal business office of the Company shall be in Houston, Texas.

            SECTION 1.1 PRINCIPAL OFFICE. The PRINCIPAL office of the Company required by the General Corporation Law of the State of Nevada to be maintained in the State of Nevada shall be at such address within the State of Nevada as shall be determined by the Board of Directors of the Company (the "BOARD") and the address of the principal office may be changed from time to time by the Board.

            SECTION 1.3 OTHER OFFICES. The Company may also have offices at such other places, both within and without the State of Nevada, as the Board may from time to time determine or the business of the Company may require.

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

            SECTION 2.1 PLACE OF MEETINGS. The Board may designate any place, either within or without the State of Nevada, as the place of meeting for any annual meeting of the stockholders of the Company or for any special meeting of stockholders called by a majority of the members of the Whole Board (as hereinafter defined). As used in these Bylaws, "STOCKHOLDER" means a person in whose name shares of the Company's capital stock are registered in the records of the Company. A waiver of notice signed by all stockholders entitled to vote at a meeting may designate any place, either within or without the State of Nevada, as the place for the holding of
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such meeting. If no designation is made,
or if a special meeting be otherwise called, the place of meeting shall be in the same city as the principal business office of the Company.

            SECTION 2.2 ANNUAL MEETING. (a) An annual meeting of stockholders shall be held in each year on the last Tuesday in April (unless that day be a legal holiday, in which event the annual meeting will be held on the next succeeding business day) for the election of directors and for the transaction of such other business as may properly be brought before the meeting.

            (b) Upon Whole Board Approval (as hereinafter defined) the date and time specified in paragraph (a) above for the holding of any annual meeting of the stockholders may be changed to such date and time as the Board shall deem advisable; PROVIDED, HOWEVER, that no change of the date and time of any such meeting shall be made within 20 days next before the date specified for such meeting in paragraph (a) above.

            (c) As used in these Bylaws, the terms

                   (i)"BOARD APPROVAL" shall mean the adoption by the Board of a resolution or resolutions authorizing or approving the action (A) by the unanimous written consent of the Whole Board or (B) by the affirmative vote of not less than a majority of the members of the Whole Board (including not less than a majority of the Continuing Directors) at a meeting called and held at which a quorum was present and acting throughout, PROVIDED that at the time of adoption by the Board of any such resolution or resolutions (x) there are not less than three Continuing Directors and (y) a majority of the members of the Whole Board are Continuing Directors;

                  (ii)"CONTINUING DIRECTOR" shall mean, as of the time a determination is made, a member of the Board which member was elected by the stockholders at a regularly scheduled annual stockholders meeting or which member was appointed by the Board at a time when at least a majority of the members of the Board were elected by the stockholders at a regularly scheduled annual stockholders meeting;

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                  (iii)"WHOLE BOARD" shall mean the total authorized number of directors of the Company as fixed from time to time pursuant to Section 3.1; and

                  (iv)"WHOLE BOARD APPROVAL" shall mean the adoption by the Board of a resolution or resolutions authorizing or approving the action (A) by the unanimous written consent of the Whole Board or (B) by the affirmative vote of not less than a majority of the members of the Whole Board at a meeting called and held at which a quorum was present and acting throughout.

            SECTION 2.3 SPECIAL MEETINGS. Special meetings of the stockholders for any purpose or purposes, unless otherwise prescribed by law or by the Articles of Incorporation, may be called by (a) the Chairman of the Board, if one shall be elected, (b) the President, if a Chairman of the Board is not elected, (c) a majority of the members of the Whole Board or (d) the holders of record of at least a majority of all of the shares entitled to vote at the special meeting. Business transacted at all special meetings shall be confined to the purpose or purposes stated in the notice of such meeting.

            SECTION 2.4 BUSINESS TO BE CONDUCTED. (a) At any annual meeting of the stockholders duly called and held as provided in these Bylaws, only such business shall be conducted as shall have been brought before the meeting (i) by Whole Board Approval or (ii) by any stockholder of record who complies with the procedures set forth in this Section 2.4(a), PROVIDED, HOWEVER, that only such business shall be conducted as the Board determines is a proper matter for a stockholder vote. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in proper written form to the Secretary of the Company. To be timely, the stockholder's notice must be delivered to or mailed and received at the principal business office of the Company not less than 30 days prior to the meeting; PROVIDED, HOWEVER, that in the event that less than 40 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder

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to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. To be in proper written form, the stockholder's notice shall set forth in writing as to each matter the stockholder proposes to bring before the annual meeting a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, together with (i) the name and address, as they appear on the Company's books, of the stockholder, (ii) the class and number of shares of stock which are beneficially owned by the stockholder and (iii) any material interest of the stockholder in such business. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at an annual meeting except business that is properly brought before the meeting in accordance with the procedures set forth in this Section 2.4(a) and only such business shall be conducted as the Board determines is a proper matter for a stockholder vote. The Board shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 2.4(a), and, if the Board should so determine, the Board shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

            (b) At any special meeting of the stockholders duly called and held as provided in these Bylaws, only such business shall be conducted (i) as shall have been brought before the meeting by Whole Board Approval or (ii) as shall be specified in the written notice of demand in proper written form calling for such special meeting. To be in proper written form, written notice of demand calling for a special meeting shall set forth in writing as to each matter that is proposed to be brought before the special meeting a brief description of the business desired to be brought before the special meeting and the reasons for conducting such business at the special meeting, together with (i) the name and address, as they appear on the Company's books, of each

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stockholder participating in the call of such special meeting, (ii) the class and number of shares of stock which are beneficially owned by each such stockholder and (iii) any material interest of each such stockholder in such business. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at a special meeting except business that is properly brought before the meeting in accordance with the procedures set forth in this Section 2.4(b) and only such business shall be conducted as the Board determines is a proper matter for a stockholder vote. The Board shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 2.4(b) and, if the Board should so determine, the Board shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

            SECTION 2.5 NOTICE OF MEETINGS. Written or printed notice of all meetings of stockholders, signed by the President, a Vice President, the Secretary or an Assistant Secretary, stating the place, day and hour thereof, and the purpose or purposes for which the meeting is called, shall be personally delivered or mailed, not less than 10 days nor more than 60 days prior to the date of the meeting, to the stockholders of record entitled to vote at such meeting. If mailed, the notice shall be addressed to the stockholders as their addresses appear on the stock transfer books of the Company and the postage shall be prepaid. Personal delivery of any such notice to any officer of a corporation or association, or to any member of a partnership, shall constitute delivery of such notice to such corporation, association or partnership.

            SECTION 2.6 VOTING LISTS. The officer or agent having charge of the stock transfer books for shares of the Company shall make, at least 10 days before each meeting of the stockholders, a complete list of stockholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of each and the number of shares held by each, which list, for a period of 10 days prior to such meeting, shall be kept on file at the

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principal business office of the Company and shall be subject to inspection by any stockholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any stockholder for the duration of the meeting. The original stock transfer books shall be prima facie evidence as to who are the stockholders entitled to examine such list or transfer books or to vote at any meeting of stockholders. Failure to comply with this Section 2.6 with respect to any meeting of stockholders shall not affect the validity of any action taken at such meeting.

            SECTION 2.7 QUORUM. The holders of a majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided by law, by the Articles of Incorporation or by these Bylaws. A holder of a share shall be treated as being present at a meeting if the holder of such share is (i) present in person at the meeting or (ii) represented at the meeting by a valid proxy, whether the instrument granting such proxy is marked as casting a vote or abstaining, is left blank or does not empower such proxy to vote with respect to some or all matters to be voted upon at the meeting. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote at such meeting, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time without notice other than announcement at the meeting until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally convened.

            SECTION 2.8 ORGANIZATIONAL. (a) The Chairman of the Board, if one shall be elected, shall preside at all meetings of the stockholders. In the absence of the Chairman of the Board or should one not be elected, the President or, in his absence, a Vice President shall

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preside. In the absence of all of these officers, any stockholder or the duly appointed proxy of any stockholder may call the meeting to order and a chairman shall be elected from among the stockholders present.

            (b) The Secretary of the Company shall act as secretary at all meetings of the stockholders. In his absence an Assistant Secretary shall so act and in the absence of all of these officers the presiding officer may appoint any person to act as secretary of the meeting.

            SECTION 2.9 PROXIES. (a) At any meeting of the stockholders every stockholder entitled to vote at such meeting shall be entitled to vote in person or by proxy executed in writing by such stockholder or by his duly authorized attorney-in-fact. Proxies shall be filed with the Secretary immediately after the meeting has been called to order.

            (b) No proxy shall be valid after six months from the date of its execution unless coupled with an interest, or unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed seven years from the date of its execution.

            (c) Each proxy shall be revocable before it has been voted unless the proxy form conspicuously states that the proxy is irrevocable and the proxy is coupled with an interest, including the appointment as proxy of (i) a pledgee, (ii) a person who purchased or agreed to purchase, or owns or holds an option to purchase, the shares, (iii) a creditor of the Company who extended it credit under terms requiring the appointment, (iv) an employee of the Company whose employment contract requires the appointment or (v) a party to a voting agreement created under the General Corporation Law of the State of Nevada. Subject to the provisions of Section 2.9(b), any proxy duly executed is not revoked and continues in full force and effect until an instrument revoking it or a duly executed proxy bearing a later date is filed with the Secretary of the Company.

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            (d) In the event that any instrument in writing shall designate two or more persons to act as proxies, a majority of such persons present at the meeting or, if only one shall be present, then that one, shall have and may exercise all of the powers conferred by such written instrument upon all the persons so designated unless the instrument shall otherwise provide.

            SECTION 2.10 VOTING OF SHARES. Except as otherwise provided by law, the Articles of Incorporation or these Bylaws, each stockholder shall be entitled at each meeting of stockholders to one vote on each matter submitted to a vote at such meeting for each share having voting rights registered in his name on the books of the Company at the time of the closing of the stock transfer books (or at the record date) for such meeting. When a quorum is present at any meeting, except as provided below, action on a matter shall be approved if the votes cast in favor of the matter exceed the votes cast opposing the matter. In determining the number of votes cast, shares abstaining from voting or not voted on a matter will not be treated as votes cast. The provisions of this Section 2.10 will govern with respect to all votes of stockholders except as otherwise provided for in these Bylaws or in the Articles of Incorporation or by some specific statutory provision superseding the provisions contained in these Bylaws or the Articles of Incorporation.

            SECTION 2.11 VOTING OF SHARES BY CERTAIN HOLDERS. (a) Shares standing in the name of another corporation may be voted by such officer, agent or proxy as the bylaws of such corporation may authorize or, in the absence of such authorization, as the board of directors of such corporation may determine.

            (b) Shares held by an administrator, executor, guardian or conservator may be voted by him so long as such shares forming a part of an estate are in the possession and form a part of the estate being served by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in

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person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name as trustee.

            (c) Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority to do so be contained in an appropriate order of the court by which such receiver was appointed.

            (d) A stockholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

            (e) Shares of the Company's stock (i) owned by the Company itself,
(ii) owned by another corporation, the majority of the voting stock of which is owned or controlled by the Company or (iii) held by the Company in a fiduciary capacity shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time.

            (f) The person in whose name shares are registered in the stock transfer books of the Company at any particular time (including, without limitation, a record date fixed pursuant to these Bylaws) shall be deemed to be the owner of the shares registered in his name at that time. The Company may treat such registered owner as the person exclusively entitled to vote, to receive notifications, and to otherwise exercise all the rights and powers of the owner of the shares, and shall owe no duty to any other person in respect thereof. Neither the Company nor any of its officers, directors, employees or agents shall be under any liability to any person for any action taken in reliance on the foregoing even though the registered owner of the shares may not possess a certificate for the shares.

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            SECTION 2.12 ELECTION OF DIRECTORS. At each election for directors, each stockholder entitled to vote at such election shall, unless otherwise provided by the Articles of Incorporation or by applicable law, have the right to vote the number of shares owned by him for as many persons as there are to be elected and for whose election he has a right to vote. Unless otherwise provided by the Articles of Incorporation, no stockholder shall have the right or be permitted to cumulate his votes on any basis.

            SECTION 2.12 ACTION WITHOUT MEETING. Any action required by any provision of law or of the Articles of Incorporation or these Bylaws to be taken at a meeting of the stockholders or any action which may be taken at a meeting of the stockholders may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by stockholders holding at least a majority of the voting power entitled to vote with respect to the subject matter thereof, except (a) that if any greater proportion of voting power is required for such an action at a meeting, then the greater proportion of written consents is required and (b) as otherwise specifically provided by the General Corporation Law of the State of Nevada. Any such consent shall have the same force and effect as a vote of the stockholders taken at a meeting thereof.

            SECTION 2.14 DETERMINATION OF RECORD DATE FOR ACTION BY WRITTEN CONSENT. The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting shall be fixed by the Board. Any stockholder seeking to have the stockholders authorize or take corporate action by written consent without a meeting shall, by written notice, request the Board to fix a record date. The Board shall, upon receipt of such a request, fix the record date as the 15th day following receipt of the request or such later date as may be specified by such stockholder. If the record date falls on a Saturday, Sunday or legal holiday, the record date shall be the day next following which is not a Saturday, Sunday or legal holiday.

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            SECTION 2.15 DETERMINATION OF CONSENT DATE. The date for determining if an action has been consented to by the holder or holders of shares of outstanding stock of the Company having the requisite voting power to authorize or take the action specified therein (the "CONSENT DATE") shall be the 31st day after the date on which materials soliciting consents are mailed to stockholders of the Company or, if no such materials are required to be mailed under applicable law, the 31st day following the record date fixed by the Board pursuant to Section 2.14. If the Consent Date falls on a Saturday, Sunday or legal holiday, the Consent Date shall be the day next following which is not a Saturday, Sunday or legal holiday.

                                   ARTICLE III
                                    DIRECTORS

            SECTION 3.1 NUMBER AND QUALIFICATION. The Board shall be composed of not less than three nor more than twenty members who shall be elected annually by the stockholders. Subject to any limitations specified by law or in the Articles of Incorporation, the number of directors may be increased or decreased within such limits by Whole Board Approval. No decrease in the number of directors shall have the effect of shortening the term of any incumbent director. Directors need not be residents of the State of Nevada or stockholders of the Company.

            SECTION 3.2 ELECTION AND TERM OF OFFICE. (a) The directors shall be elected at the annual meeting of the stockholders (except as provided in Sections 3.4 and 3.5).

            (b) At any meeting of the stockholders at which directors are to be elected, only persons who are nominated in accordance with the procedures set forth in this Section 3.2(b) shall be eligible for election as directors and, of such persons, the persons receiving the greatest number of votes entitled to be cast shall be elected. Nominations of persons for election to the Board may only be made (i) by Whole Board Approval or (ii) by any stockholder of record of the Company

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entitled to vote for the election of directors at such meeting who complies with the procedures set forth in this Section 3.2(b). All nominations by stockholders of record shall be made pursuant to timely notice in proper written form submitted to the Secretary of the Company. To be timely, the stockholder's notice shall be delivered to or mailed and received at the principal business office of the Company not less than 30 days prior to the meeting; PROVIDED, HOWEVER, that in the event that less than 40 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. To be in proper written form, the stockholder's notice shall set forth in writing (i) as to each person whom such stockholder proposes to nominate for election or re-election as a director, (A) all information relating to such person as would be required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, including, without limitation, such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected and (B) evidence that such person is eligible for election as a director and (ii) as to the stockholder giving the notice (A) the name and address, as they appear on the Company's books, of such stockholder and (B) the class and number of shares of capital stock of the Company which are beneficially owned by such stockholder. No person shall be eligible for election as a director unless such person is (i) nominated in accordance with the procedures set forth in these Bylaws and (ii) at the time of such election is at least 21 years of age and is not more than 75 years of age. At the request of the Board, any person nominated for election as a director shall furnish to the Secretary of the Company all information relating to such person's eligibility and qualifications to serve as a director of the Company as may be reasonably requested by the Board. The Board shall determine and declare to the meeting

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whether a nomination was made in accordance with the procedures prescribed by these Bylaws and whether a person is eligible for election as a director. Any such determination of the Board made in good faith shall be conclusive. If the Board shall determine that a nomination is defective or that a person is ineligible for election as a director, the defective nomination and/or ineligible person shall be disregarded.

            (c) Each director elected shall hold office until his successor shall be elected at an appropriate annual meeting of the stockholders and shall qualify, or until his death, resignation or removal in the manner hereinafter provided.

            SECTION 3.3 RESIGNATION. Any director may resign at any time by giving written notice to the President or Secretary. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

            SECTION 3.4 REMOVAL. (a) Any director or directors, including the entire Board, may be removed for Cause (as hereinafter defined) by the affirmative votes of the holders of two-thirds of the shares of the Company entitled to vote in the election of directors at any special meeting of stockholders called expressly for that purpose; stockholders may not remove any director without Cause. The Board may not remove any director for or without Cause, and no recommendation by the Board that a director be removed for Cause may be made to the stockholders, except upon Whole Board Approval.

            (b) For purposes of these Bylaws, "CAUSE" shall mean and include only:

                  (i) final conviction of a director of a felony-grade crime involving moral turpitude;

                  (ii) the engaging by a director as an employee, officer or director of any business engaged in activities in direct competition with the Company; or

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                  (iii) gross and willful inattention to his duties as a
director for a continuous period of six months.

            SECTION 3.5 VACANCIES. Except as otherwise provided by the Articles of Incorporation, any vacancy occurring in the Board or any directorship to be filled by reason of an increase in the number of directors may be filled (a) by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board or by the sole remaining director or (b) by election at the next annual meeting or at a special meeting of stockholders called for that purpose. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office.

            SECTION 3.6 GENERAL POWERS. The property, business and affairs of the Company shall be managed by the Board. In addition to the powers and authorities expressly conferred upon them by these Bylaws, the Board may exercise all such powers of the Company and do all such lawful acts and things as are not by law or by the Articles of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

            SECTION 3.7 COMPENSATION. By resolution of the Board, the directors may be paid their expenses, if any, of attendance at each meeting of the Board, or of any committee thereof, and may be paid a fixed sum for attendance at each meeting of the Board and a stated salary as director or committee member. No such payment shall be construed to preclude any director from serving the Company in any other capacity and receiving compensation therefor.

                                   ARTICLE IV

                              MEETINGS OF THE BOARD

            SECTION 4.1 PLACE OF MEETINGS. The directors of the Company may hold their meetings, both regular and special, either within or without the State of Nevada.

            SECTION 4.2 ANNUAL MEETING. The first meeting of each newly elected Board shall be held immediately following the adjournment of the annual meeting of the stockholders and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present, or they may meet at such time and place as shall be fixed by the consent in writing of all of the directors.

            SECTION 4.3 REGULAR MEETINGS. Regular meetings of the Board, in addition to the annual meetings referred to in Section 4.2, may be held without notice at such time and place as shall from time to time be determined by the Board.

            SECTION 4.4 SPECIAL MEETINGS. Special meetings of the Board may be called by the Chairman of the Board, if one shall be elected, or by the President, if a Chairman of the Board is not elected, on 24 hours' notice (oral or written) to each director. Special meetings shall be called by the President or the Secretary on like notice on the written request (which request shall state the purpose of the meeting) of a majority of the Whole Board. Neither the purpose of, nor the business to be transacted at, any special meeting of the Board need be specified in the notice or waiver of notice of such meeting unless so required by the Articles of Incorporation or these Bylaws.

            SECTION 4.5 QUORUM AND ACTION. (a) At all meetings of the Board, the presence of a majority of the directors shall be necessary and sufficient to constitute a quorum for the transaction of business and the act of a majority of the directors at any meeting at which a quorum is present shall be the act of the Board unless the act of a greater or different number is required by law, the Articles of Incorporation or these Bylaws. Unless limited by law or the Articles of Incorporation, common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board which considers a contract or transaction between the Company and one or more of its directors, or between the Company and any other corporation, partnership or association in which one or more of the directors of the Company are directors or officers, or have a financial interest therein. If a quorum shall not be present at any meeting of directors, the directors present may adjourn the meeting from time to time without notice other than announcement at the meeting until a quorum shall be present.

            (b) At any meeting of the Board one of the purposes of which is to consider whether to (i) redeem the then outstanding rights ("RIGHTS") created and issued under the Rights Agreement, dated as of June 1, 1988 (the "RIGHTS AGREEMENT"), between the Company and First City National Bank, as rights agent,
(ii) extend the date upon which the Distribution Date (as defined in the Rights Agreement) is to occur, (iii) extend the period for redemption of the Rights pursuant to Section 24 of the Rights Agreement or (iv) amend or supplement the Rights Agreement pursuant to Section 27 of the Rights Agreement, each of the following shall be necessary to constitute a quorum for the consideration of such matter: (A) the presence of a majority of the Whole Board; (B) a majority of the Whole Board is Continuing Directors; and (C) there are not less than three Continuing Directors. Board Approval shall be required for any action involving (i) any redemption of the Rights pursuant to Section 24 of the Rights Agreement, (ii) any extension of the date upon which the Distribution Date is to occur, (iii) any extension of the period during which Rights may be redeemed pursuant to Section 24 of the Rights Agreement or (iv) any supplement or amendment of the Rights Agreement pursuant to Section 27 of the Rights Agreement.

            SECTION 4.6 PRESUMPTION OF ASSENT TO ACTION. A director who is present at a meeting of the Board, or any committee thereof, at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the Company immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

            SECTION 4.7 TELEPHONE MEETINGS. Unless otherwise restricted by the Articles of Incorporation, the directors may participate in a meeting of the Board by means of a conference telephone network or similar communication method by means of which all persons participating in the meeting can hear each other and participation in a meeting pursuant to this Section 4.7 shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened. Each person participating in such meeting shall sign the minutes of such meeting or a counterpart thereof.

            SECTION 4.8 ACTION WITHOUT MEETING. Unless otherwise restricted by the Articles of Incorporation, any action required or permitted to be taken at a meeting of the Board may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the Board and such consent shall have the same force and effect as a unanimous vote at a meeting. Such consent shall be filed with the minutes of proceedings of the Board.

                                    ARTICLE V

                             COMMITTEES OF THE BOARD

            SECTION 5.1 MEMBERSHIP AND AUTHORITIES. Unless otherwise provided in the Articles of Incorporation, the Board, by Whole Board Approval, may designate three or more directors to constitute an Executive Committee and may designate one or more directors to constitute such other committees, as the Board may determine, each of which committees to the extent provided in such resolution, shall have and may exercise all of the powers of the Board in the management of the business and affairs of the Company, except that neither the Executive

Committee nor any such other committee shall have any authority to act on (a) any matter that these Bylaws specify that for action by the Board thereon a special quorum is required (that is for such matter a quorum consists of more than a mere majority of members of the Board) or (b) any matter where the authority of the Board is specifically denied to the Executive Committee or such other committee or committees by applicable law, the Articles of Incorporation, these Bylaws or the resolution creating such committee. The designation of an Executive Committee or other committee and the delegation thereto of authority shall not operate to relieve the Board, or any member thereof, of any responsibility imposed upon it or him by law. The members of each such committee shall serve at the pleasure of the Board.

            SECTION 5.2 MEETINGS AND NOTICES Each committee of directors shall hold meetings, regular or special, at such time or times, at such place or places and upon such notice as shall be specified by the Board or, in the absence of any such specification, by its rules of procedure, PROVIDED that the Chairman of the Board, if one shall be elected, or the President, if a Chairman of the Board is not elected, may call a special meeting of any committee of directors, and any member of a committee of directors may call a meeting of such committee, on 24 hours' notice (written or oral) to each member of such committee.

            SECTION 5.3 QUORUM AND ACTION At all meetings of each committee of directors, the presence of a majority of the members of such committee shall be necessary and sufficient to constitute a quorum for the transaction of business and, except as may be otherwise prescribed by the Board, the act of the majority of the members present at any meeting at which a quorum is present shall be the act of such committee except as may be otherwise specifically provided by law, by the Articles of Incorporation or by these Bylaws.

            SECTION 5.4 MINUTES AND RULES OF PROCEDURE. Each committee designated by the Board shall keep regular minutes of its proceedings and report the same to the Board when required. Subject to the provisions of these Bylaws, the members of any committee may fix such committee's own rules of procedure.

            SECTION 5.5 VACANCIES. The Board shall have the power at any time to fill vacancies in, to change the membership of, or to dissolve, any committee.

            SECTION 5.6 TELEPHONE MEETINGS. Unless otherwise restricted by the Articles of Incorporation, members of any committee designated by the Board may participate in a meeting by means of conference telephone network or similar communication method by which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this Section 5.6 shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called or convened. Each person participating in such meeting shall sign the minutes of such meeting or a counterpart thereof.

            SECTION 5.7 ACTION WITHOUT MEETING. Unless otherwise restricted by the Articles of Incorporation, any action required or permitted to be taken at a meeting of any committee designated by the Board may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the committee, and such consent shall have the same force and effect as a unanimous vote at a meeting. Such consent shall be filed with the minutes of proceedings of such committee.

                                   ARTICLE VI

                                    OFFICERS

            SECTION 6.1 NUMBER. The officers of the Company shall be a Chairman of the Board, a President, one or more Vice Presidents (the number and categories thereof to be determined by the Board), a Secretary, a Treasurer and a Controller. The Board may also elect one or more Assistant Secretaries and one or more Assistant Treasurers. Any person may hold two or more offices.

            SECTION 6.2 ELECTION, TERM OF OFFICE AND QUALIFICATION. The Board shall elect officers, none of whom need be a member of the Board except for the Chairman of the Board, at its first meeting after each annual meeting of stockholders. Each officer so elected shall hold office until his successor shall have been duly elected and qualified or until his death, resignation or removal in the manner hereinafter provided.

            SECTION 6.3 SUBORDINATE OFFICERS. The Board may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms, have such authority and perform such duties as the Board may from time to time determine. The Board may delegate to any committee or officer the power to appoint any such subordinate officer or agent. No subordinate officer appointed by any committee or superior officer as aforesaid shall be considered as an officer of the Company, the officers of the Company being limited to the officers elected or appointed as such by the Board.

            SECTION 6.4 RESIGNATION. Any officer may resign at any time by giving written notice thereof to the Board or to the President or Secretary of the Company. Any such resignation shall take effect at the time specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

            SECTION 6.5 REMOVAL. Any officer elected or appointed by the Board may be removed at any time with or without cause upon Whole Board Approval. Any other officer may be removed at any time with or without cause by Whole Board Approval or by any committee or superior officer in whom such power of removal may be conferred by Whole Board Approval. The removal of any officer shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create any contract rights.

            SECTION 6.6 VACANCIES. A vacancy in any office shall be filled for the unexpired portion of the term by Whole Board Approval, but in case of a vacancy occurring in an office filled by a committee or superior officer in accordance with the provisions of Section 6.3, such vacancy may be filled by such committee or superior officer.

            SECTION 6.7 THE CHAIRMAN OF THE BOARD. The Chairman of the Board shall be a general executive officer of the Corporation, shall preside, or direct that the President so preside, at all meetings of the stockholders and Directors, and shall be EX OFFICIO a member of all standing committees. In addition, the Chairman of the Board shall perform whatever duties and shall exercise all powers that are assigned or delegated to the Chairman by the Board.

            SECTION 6.8 THE PRESIDENT. The President shall be the chief executive officer of the Corporation and, subject to the control of the Board of Directors, shall have general and active management of the business of the Corporation, shall have the general supervision and direction of all other officers of the Corporation with full power to see that their duties are properly performed, and shall see that all orders and resolutions of the Board are carried into effect. In the absence of the Chairman of the Board, or at the direction of the Chairman, the President shall preside at meetings of the stockholders and Directors. The President may sign with any other proper officer, certificates for shares of the Corporation and any deeds, bonds, mortgages, contracts and other documents which the Board has authorized to be executed, except where required by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board or these Bylaws to some other officer or agent of the Corporation. In addition, the President shall perform whatever duties and shall exercise all the powers that are assigned or delegated to the President by the Board or by the Chairman of the Board, if one shall be elected.

            SECTION 6.9 THE VICE PRESIDENTS. The Vice Presidents shall perform the duties as are given to them by these Bylaws and as may from time to time be assigned to them by the Board, by the Chairman of the Board, or by the President, and may sign, with any other proper officer, certificates for shares of the Corporation. At the request of the President or, in his absence or disability, the Vice President designated by the President (or in the absence of such designation, the senior Vice President), shall perform the duties and exercise the powers of the President.

            SECTION 6.10 THE SECRETARY. The Secretary, when available, shall attend all meetings of the Board and all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose and shall perform like duties for the Executive Committee and standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board as required by law or these Bylaws, be custodian of the corporate records and have general charge of the share transfer records of the Corporation and shall perform such other duties as may be prescribed by the Board, by the Chairman of the Board, or by the President under whose supervision the Secretary shall be. The Secretary may sign, with any other proper officer, certificates for shares of the Company and shall keep in safe custody the seal of the Company, and, when authorized by the Board, affix the same to any instrument requiring it and, when so affixed, it shall be attested by the signature of the Secretary or by the signature of the Treasurer or an Assistant Secretary.

            SECTION 6.11 ASSISTANT SECRETARIES. The Assistant Secretaries shall perform the duties as are given to them by these Bylaws or as may from time to time be assigned to them by the Board or by the Secretary. At the request of the Secretary or, in the absence or disability of the Secretary, the Assistant Secretary designated by the Secretary (or in the absence of such designation, the senior Assistant Secretary) shall perform the duties and exercise the powers of the Secretary.

            SECTION 6.12 THE TREASURER. The Treasurer shall have the custody and be responsible for all corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Company and shall deposit all monies and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the Board. The Treasurer shall disburse the funds of the Company as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the Chairman of the Board, the President and the directors, at the regular meetings of the Board or whenever they may require it, an account of all his transactions as Treasurer and of the financial condition of the Company. The Treasurer may sign, with any other proper officer, certificates for shares of the Company.

            SECTION 6.13 ASSISTANT TREASURERS. The Assistant Treasurers shall perform the duties as are given to them by these Bylaws or as may from time to time be assigned to them by the Board or by the Treasurer. At the request of the Treasurer or, in the absence or disability of the Treasurer, the Assistant Treasurer designated by the Treasurer (or in the absence of such designation, the senior Assistant Treasurer) shall perform the duties and exercise the powers of the Treasurer.

            SECTION 6.14 CONTROLLER. The Controller shall analyze all operating expenses and capital expenditures to determine and establish effective methods of control and shall cooperate with all corporate and divisional officers to that end. The Controller shall perform such duties in regard to customer, employee, stockholder and general public relations and such further duties as from time to time may be assigned to The Controller by the Board, by the Chairman of the Board, or by the President."

            SECTION 6.15 TREASURER'S BOND. If required by the Board, the Treasurer and any Assistant Treasurer shall give the Company a bond in such sum and with such surety or sureties as shall be satisfactory to the Board for the faithful performance of the duties of his office and for the restoration to the Company, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Company.

            SECTION 6.16 SALARIES. The salary or other compensation of officers shall be fixed from time to time by the Board. The Board may delegate to any committee or officer the power to fix from time to time the salary or other compensation of subordinate officers and agents appointed in accordance with the provisions of Section 6.3.

                                   ARTICLE VII

                                CORPORATE SHARES

            SECTION 7.1 SHARE CERTIFICATES. (a) The certificates representing shares of the Company's capital stock shall be in such form, not inconsistent with statutory provisions and the Articles of Incorporation, as shall be approved by the Board. The certificates shall be signed by the Chairman of the Board, if one shall be elected, the President or a Vice President and a Secretary or Assistant Secretary, or such other or additional officers as may be prescribed from time to time by the Board, and may be sealed with the corporate seal or a facsimile thereof. The signatures of such officer or officers upon a certificate may be facsimiles, if the certificate is countersigned by a transfer agent, or registered by a registrar, either of which is other than the Company itself or an employee of the Company. In case any officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer before such certificate is issued, it may be issued with the same effect as if he were such officer at the date of its issuance.

            (b) If the Company is authorized to issue shares of more than one class or more than one series of any class of capital stock, there shall be set forth on the face or back of the certificate or certificates, which the Company shall issue to represent shares of such class or series of capital stock, such legends or statements as may be required by applicable law and the Articles of Incorporation and as may be approved by the Board.

            (c) In the event the Company has, by its Articles of Incorporation, limited or denied the preemptive right of stockholders of any class or series of capital stock, there shall be set forth on the face or back of the certificate or certificates, which the Company shall issue to represent shares of such class or series of capital stock, such legends or statements as shall be required by applicable law or the Articles of Incorporation and as may be approved by the Board.

            (d) All certificates for each class or series of capital stock shall be consecutively numbered and the name of the person owning the shares represented thereby, with the number of such shares and the date of issue, shall be entered on the Company's books.

            (e) All certificates surrendered to the Company shall be canceled, and, except as provided in Section 7.2 with respect to lost, stolen or destroyed certificates, no new certificate shall be issued until the former certificate for the same number of shares has been surrendered and canceled.

            SECTION 7.2 LOST CERTIFICATES, ETC. In the event of the loss, theft or destruction of any certificate representing capital stock of this Company or of any predecessor company, the Chairman of the Board, if one shall be elected, the President, any Vice President, the Treasurer or the Secretary may issue (or, in the case of any such stock as to which a transfer agent and registrar has or have been appointed by the Company, may direct such transfer agent and registrar to issue, register and countersign) a certificate in lieu of that alleged to be lost, stolen or destroyed and cause the same to be delivered to the owner of the stock represented thereby upon (a) presentation by or on behalf of such owner of such evidence showing the circumstances of the alleged loss, theft or destruction and the ownership of the certificate as such officer considers satisfactory, together with any other facts which such officer considers pertinent and (b) presentation of a surety bond of indemnity in form and amount satisfactory to such officer and the transfer agent and registrar (if applicable), executed by a surety company satisfactory and acceptable to them, which bond of indemnity shall indemnify the Company and its transfer agent and registrar (if applicable) against any loss, cost or damage resulting from the issue of such new certificate; PROVIDED, HOWEVER, that such officer may, in his discretion, waive the requirement of a surety on the bond in cases where the market value of the certificate lost, stolen or destroyed is at the time $500.00 or less (each such officer to have the authority to determine market value on the basis of such information as he may select).

            SECTION 7.3 TRANSFER OF SHARES. Subject to any restrictions upon transfer, upon surrender to the Company or the transfer agent of the Company of a certificate for shares of the Company's capital stock duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer and satisfaction of the Company that the requested transfer complies with the provisions of applicable state and federal laws and regulations and any agreements to which the Company is a party, the Company shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

            SECTION 7.5 OWNERSHIP OF SHARES. The Company shall be entitled to treat and recognize the holder of record of any share or shares as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by the laws of the State of Nevada.

            SECTION 7.5 CLOSING OF TRANSFER BOOKS. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive a distribution by the Company (other than a distribution involving a purchase or redemption by the Company of its own shares) or a share dividend, or in order to make a determination of stockholders for any other proper purpose, the Board may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, 60 days. If the stock transfer books shall be closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such books shall be closed for at least 10 days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board may fix in advance a date as the record date for any such determination of stockholders, such date in any case to be not more than 60 days and, in case of a meeting of stockholders, not less than 10 days prior to the date on which the particular action requiring such determination of stockholders is to be taken, and the determination of stockholders on such record date shall apply with respect to the particular action requiring the same notwithstanding any transfer of shares on the books of the Company after such record date.

                                  ARTICLE VIII

                                 INDEMNIFICATION

            SECTION 8.1 INDEMNIFICATION. (a) The Company shall indemnify any person who was or is a witness, a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was, at any time prior to or during which this Article VIII is in effect, a director or officer of the Company, or is or was, at any time prior to or during which this Article VIII is in effect, serving at the request of the Company as a director or officer (or in a similar capacity) of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan (whether or not involving action in such person's official capacity as director or officer), against reasonable expenses (including attorneys' fees), judgments, fines, penalties, amounts paid in settlement and other liabilities actually and reasonably incurred by such person in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of NOLO CONTENDERE or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

            (b) The Company shall indemnify any person who was or is a witness, a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was, at any time prior to or during which this Article VIII is in effect, a director or officer of the Company, or is or was, at any time prior to or during which this Article VIII is in effect, serving at the request of the Company as a director or officer (or in a similar capacity) of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan (whether or not involving action in his official capacity as director or officer), against reasonable expenses (including attorneys' fees) and amounts paid in settlement, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company; provided, that no indemnification shall be made under this subsection
(b) in respect of any claim, issue or matter as to which such person shall have been adjudged by a court of appropriate jurisdiction, after exhaustion of all appeals therefrom, to be liable for gross negligence, recklessness or willful misconduct in the performance of his duty to the Company unless and only to the extent that a court of appropriate jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case such person is fairly and reasonably entitled to indemnity for such expenses which such court of appropriate jurisdiction shall deem proper.

            (c) Any indemnification under subsections (a) or (b) (unless ordered by a court of appropriate jurisdiction) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (a) and (b). Such determination shall be made (1) by the stockholders, (2) by the Board by a majority vote of a quorum consisting of directors not parties to such action, suit or proceeding, (3) if such quorum cannot be obtained, then by a majority vote of a committee of the Board, duly designated to act in the matter by a majority vote of all members of the Board (in which designation directors who are parties may participate), such committee to consist solely of three or more directors not parties to such proceeding at the time such committee is constituted or (4) by special legal counsel, selected by the Board or the committee selected as provided in (3) above, or, if the requisite quorum of the full Board cannot be obtained therefor and such committee cannot be or is not established, by a majority vote of the full Board (in which selection directors who are parties may participate). In the event a determination is made under this subsection (c) that the director or officer has met the applicable standard of conduct as to some matters but not as to others, amounts to be indemnified may be reasonably prorated.

            (d) Expenses incurred in appearing at, participating in or defending any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, shall be paid by the Company as they are incurred and in advance of the final disposition of such action, suit or proceeding upon receipt by the Company of a written undertaking by or on behalf of the director or officer to repay such amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Company herein.

            (e) It is the intent of the Company to indemnify the persons referred to in this Article VIII to the fullest extent permitted by law and with respect to any action, suit or proceeding arising from events which occur at any time prior to or during which this Article VIII is in effect. The indemnification provided by this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification may be or become entitled under any law, the Articles of Incorporation or Bylaws of the Company, agreement, vote of stockholders or disinterested directors, or otherwise, or under any policy or policies of insurance purchased and maintained by the Company on behalf of any such director or officer, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such person.

            (f) The indemnification provided by this Article VIII shall be subject to all valid and applicable laws, and, in the event this Article VIII or any of the provisions hereof or the indemnification contemplated hereby are found to be inconsistent with or contrary to any such valid laws, the latter shall be deemed to control and this Article VIII shall be regarded as modified accordingly, and, as so modified, to continue in full force and effect.

            SECTION 8.2 CONTINUING OFFER, RELIANCE, ETC. The provisions of this
Article VIII (a) are for the benefit of, and may be enforced by, each person entitled to indemnification

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hereunder, the same as if set forth in their entirety in a written instrument duly executed and delivered by the Company and such person and (b) constitute a continuing offer to all present and future persons entitled to such indemnification. The Company, by its adoption of these Bylaws, (x) acknowledges and agrees that each such person has relied upon and will continue to rely upon the provisions of this Article VIII in becoming, and serving in any of the capacities referred to in this Article VIII, (y) waives reliance upon, and all notices of acceptance of, such provisions by such persons and (z) acknowledges and agrees that no present or future persons entitled to such indemnification, shall be prejudiced in his right to enforce the provisions of this Article VIII in accordance with their terms by any act or failure to act on the part of the Company.

            SECTION 8.3 EFFECT OF AMENDMENT. No amendment, modification or repeal of this Article VIII or any provision hereof shall in any manner terminate, reduce or impair the right of any person to be indemnified by the Company, nor the obligation of the Company to indemnify any person, under and in accordance with the provisions of this Article VIII as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

                                   ARTICLE IX

                               GENERAL PROVISIONS

            SECTION 9.1 WAIVER OF NOTICE. (a Whenever, under the provisions of applicable law or of the Articles of Incorporation or of these Bylaws, any notice is required to be given to any stockholder or director, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice.

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            (b) Attendance of a director at a meeting shall constitute a waiver of notice of such meeting except where a director attends a meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called or convened.

            SECTION 9.2 SEAL. The seal of the Company shall have inscribed thereon the name of the Company, the State and year of its organization and the words "Corporate Seal." Said seal may be used by causing it or a facsimile of it to be impressed or affixed or in any manner reproduced.

            SECTION 9.3 FISCAL YEAR. The fiscal year of the Company shall be fixed by resolution of the Board.

            SECTION 9.4 CHECKS, NOTES, ETC. All checks or demands for money and notes of the Company shall be signed by such officer or officers or such other person or persons as the Board may from time to time designate. The Board may authorize any officer or officers or such other person or persons to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Company, and such authority may be general or confined to specific instances.

            SECTION 9.5 EXAMINATION OF BOOKS AND RECORDS. The Board shall determine from time to time whether, and if allowed, when and under what conditions and regulations the accounts and books of the Company (except such as may by statute be specifically opened to inspection) or any of them shall be open to inspection by the stockholders, and the stockholders rights in this respect are and shall be restricted and limited accordingly.

            SECTION 9.6 VOTING UPON SHARES HELD BY THE COMPANY. Unless otherwise ordered by the Board, the Chairman of the Board, if one shall be elected, or the President, if a Chairman of the Board is not elected, acting on behalf of the Company, shall have full power and authority to attend and to act and to vote at any meeting of stockholders of any corporation in which

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the Company may hold shares and at any such meeting, shall possess and may exercise any and all of the rights and powers incident to the ownership of such shares which, as the owner thereof, the Company might have possessed and exercised, if present. The Board by resolution from time to time may confer like powers upon any other person or persons.

                                    ARTICLE X

            Section 10.1 Amendments. These Bylaws may be altered, amended or repealed and new Bylaws adopted upon Whole Board Approval or by the affirmative vote of the holders of not less than 50 percent of the Company's shares of capital stock outstanding and entitled to vote generally in the election of directors.

                                   ARTICLE XI

                               SUBJECT TO ALL LAWS

            SECTION 11.1 SUBJECT TO ALL LAWS. The provisions of these Bylaws shall be subject to all valid and applicable laws, including, without limitation, the General Corporation Law of the State of Nevada as now or hereafter amended, and in the event that any of the provisions of these Bylaws are found to be inconsistent with or contrary to any such valid laws, the latter shall be deemed to control and these Bylaws shall be deemed modified accordingly, and, as so modified, to continue in full force and effect.

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